Exhibit 10.2

       Hainan Helpson Bio-pharmaceutical Co., Ltd Long-term Labor Contract



Employer:  Hainan Helpson  Bio-pharmaceutical Co., Ltd (hereunder called Party A or Company)
Legal Representative/ authorised agent: Zhilin Li
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Party A's address: Unit 8, D Area, Office Hall, Haikou Bonded Zone, Haikou
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Post Code: 570216
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Employee: Xinhua Wu (hereunder called Party B)
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Sex: Male
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Age: 38
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Education Level: MBA
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National ID No.: 510211630728033
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In  accordance  with  the  "Labor  Law  of  the  People's  Republic  of  China",
"Regulation on Labor Contract of Hainan Province" and other relevant laws and regulations, Party A and Party B hereby in compliance with the principles of equality, voluntary participation and mutual consent, agree to sign this Long-term Labor Contract (hereunder called Contract) and follow the terms and conditions listed in this Contract.

Article 1  Employment

1. In accordance with the terms of this Contract, Party A hereby employs Party B, and the Party B hereby accepts employment with Party A.

2. Before the execution of this Contract, Party B has honestly explained and provided his/her present employment, health conditions, education, work experiences vocational skills and other information requested by Party A and warrants that the above information is not false and concealed. Party B warrants to Party A that he/she are not bound by any laws, regulations, contracts or other obligations (including but not limitation to non-competition obligation) which are effective or restrictive to Party B to execute this Contract.


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Article 2  Terms

3. The period of validity of the Contract commences on July 1st, 2005 to June 30th, 2010 for five years. Where the term expires, Party A shall continue to employ Party B.

Article 3  Job Content

4. According to the Party A's needs of production and operation, Party B agrees to serve as CFO.

5. During the period of this contract, Party A can change Party B's position and responsibilities at any time. According to Party A's needs of business, Party B's abilities and behaviors or Party A's any other considerations, Party A can rearrange Party B to other department or position. Party B agrees to accept such rearrangement.

6. Party B shall strictly follow all the internal regulations of Party A, follow the Party A's and his/her manager's order or indication, follow the rearrangement, finish the work subject to Party A's requirement and perform his/her duly.

Article 4  Working Hours and Labor Protection

7. Party B's working hours shall not exceed 8 hours per day (not including meal time and breaks), and shall not exceed 40 hours per week. During the effective period of this Contract, Party B is entitled to have the official holidays and other holidays and vacations.

8. According to the needs of job specification and the needs of production and operation, Party A is entitled to change the employee's timetable of working, including changing the beginning time and ending time of the working.


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9.   Party A shall  provide  the working  environments  in  accordance  with the national labor security and hygienic standards, and adopt effective measures to improve the working environments.

10. According to Party B's actual needs on position, Party A shall provide the necessary labor protection appliance subject to the national relevant regulations.

11.  In  process  of  production,   Party  B  must  follow  the  safe  operation
     regulations set by Party A.

Article 5  Wage and Compensation

12. Subject to the current Party A's wage system and concerning with Party B's technical level, manners and efficiency, Party A decides Party B's salary, and the annual wage is RMB 500,000. Where Party B's position is changed, his/her wage shall be changed accordingly.

13. Party A may duly adjust Party B's compensation in accordance with Party A's status of production and operation and Party B's technical ability and working performance.

14. The determination of Party B's compensation shall depend on the working performance and valid outstanding achievements, but not the normal working hours. Party B's compensation is the entire reward to all the Party B's work, and it's irrelevant to Party B's working hours of any day.









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Party A: Hainan Helpson Bio-pharmaceutical Co., Ltd

Legal Representative/ authorised agent (seal): Zhilin Li
                                              -----------

Date: July 1st, 2005
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Party B: /s/ Xinhua Wu
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Date: July 1st, 2005
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